UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2017

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note

As previously reported in the Current Report on Form 8-K, filed by Heat Biologics, Inc. (the “Company” or “Heat”) with the Securities and Exchange Commission (“SEC”) on March 8, 2017 (the “Initial Form 8-K”), Heat entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Pelican Therapeutics, Inc. (“Pelican”), a related party. As reported in the Current Report on Form 8-K, filed by the Company with the SEC on May 3, 2017 (the “May 2017 Form 8-K”), the closing of the transactions contemplated by the Purchase Agreement occurred on April 28, 2017, pursuant to which the Company acquired 80% of the outstanding stock of Pelican (the “Acquisition”).

This Amendment No. 1 on Form 8-K (“Amendment 1”) amends the May 2017 Form 8-K to include financial information required under Item 9.01, which was not previously filed with the May 2017 Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the May 2017 Form 8-K was required to be filed. Except as stated in this Explanatory Note, no other information contained in the May 2017 Form 8-K is changed. This Amendment 1 should be read in connection with the Initial Form 8-K and the May 2017 Form 8-K, which provide a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

•

The audited financial statements of Pelican as of and for the years ended December 31, 2016 and 2015 are filed as Exhibit 99.1 to this Amendment No. 1. The attached audited financial statements of Pelican have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

(b) Pro Forma Financial Information.

•

The following unaudited pro forma condensed combined financial information of Pelican and Heat are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference:

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, LLP with respect to the audited financial statements of Pelican
99.1	Audited financial statements of Pelican as of and for the years ended December 31, 2016 and 2015
99.2	Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 of Pelican and Heat

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2017	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer